LOSS CONTINGENCIES IMPAIRMENTS SETTLEMENTS AND OTHER	9 Months Ended
Sep. 30, 2012
Legal Settlements Impairment Restructuring And Acquisition Costs [Abstract]
Legal Settlements, Impairment, Restructuring and Acquisition Costs
NOTE 12 – Loss contingencies, impairments, settlements and others:

Loss contingencies, impairments, settlements and others consisted of the following:

	Three months ended		Nine months ended
	September 30,		September 30,

	U.S. $ in millions
	2012	2011	2012	2011
Provision for loss contingency	$670	$-	$670	$30
Impairment of long-lived assets	481	16	576	30
Contingent consideration	(59)	-	(33)	-
Restructuring and acquisition expenses	20	36	85	106
Legal settlements and reserves	19	(1)	37	186

Total	$1,131	$51	$1,335	$352

During the third quarter of 2012, Teva recorded $670 million in “Provision for loss contingency.” This amount is an accrual relating to pending patent litigation concerning Teva's generic pantoprazole. For additional information, please see note 13.

During the third quarter of 2012, Teva impaired in-process R&D purchased in the Cephalon acquisition, based on management decisions consistent with Teva's long-term strategic goals. A total of $415 million in impairment was recognized, along with a corresponding reduction in contingent consideration liability of $80 million. The following pipeline products constitute the majority of the impairment: obatoclax for the treatment of small cell lung cancer and CEP-37247 anti-tumor necrosis factor for the treatment of sciatica. Teva also impaired armodafinil (Nuvigil®) for the treatment of bi-polar disorder to reflect a settlement agreement with Mylan. In addition, Teva recognized other impairments in the amount of $66 million.